UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2008
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) Termination of Named Executive Officer. On July 16, 2008, Emulex Corporation, a California corporation (“ESL”) and one of the principal operating subsidiaries of Emulex Corporation, a Delaware corporation (the “Company”), announced that Michael E. Smith would no longer be serving as an officer and employee of ESL. Mr. Smith had served as the Executive Vice President, Worldwide Marketing of ESL. Mr. Smith will remain an employee of ESL through the close of business on July 18, 2008.
Item 8.01. Other Events
      On July 16, 2008, the Company announced that William F. (Fred) Gill would no longer be serving as an officer and employee of ESL. Mr. Gill had served as Executive Vice President, Worldwide Sales, of ESL. Mr. Gill will remain an employee of ESL through the close of business on July 18, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
(Registrant)

Date: July 18, 2008	By: /s/ James McCluney
James McCluney,
President and Chief Executive Officer

Date: July 18, 2008	By: /s/ Michael J. Rockenbach
Michael J. Rockenbach
Executive Vice President,
Chief Financial Officer